SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 1, 2005
               --------------------------------------------------
                Date of Report (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                0-51093              22-3803741
--------------------------------      -------      --------------------------
(State or other jurisdiction        (File No.)     (IRS Employer
 of incorporation)                                  Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                        07004
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On August 1, 2005, the Board of Directors of the Registrant approved an amendment to the existing Directors Consultation and Retirement Plan (the "Plan"), an unfunded retirement plan for non-employee directors which provides a retirement benefit based on the number of years of board service.

     The Plan was originally adopted by Kearny Federal Savings Bank (the "Bank"), the wholly-owned subsidiary of the Registrant, prior to its mutual holding company reorganization, and benefits were calculated only on compensation paid by the Bank. The Plan, as amended, provides that director retirement benefits will be calculated based upon director compensation paid by the Registrant as well as by the Bank and by Kearny MHC (the "MHC"), the mutual holding company parent of the Registrant. Such benefits will be based upon the sum of annual retainers paid by the Registrant, the Bank and the MHC and fees paid for attendance at regular and special board meetings and executive committee meetings of the Registrant, the Bank and the MHC. As a result of this amendment, the annual financial reporting expense for the Plan is projected to increase by approximately $71,000 and the benefit liability of the Plan is projected to increase by approximately $274,000.

     The foregoing information in this Form 8-K contains forward-looking statements concerning the anticipated future cost of the Directors Consultation and Retirement Plan. The Registrant cautions that such statements are subject to a number of uncertainties and the actual cost could differ materially, and, therefore, readers should not place undue reliance on such forward-looking statements. The Registrant does not undertake, and specifically disclaims, any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Registrant.

     A copy of the Plan, as amended and restated, is included with this Form 8-K as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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    Exhibit                                         Description
                                                    -----------
    Number
    ------

     10.1 Kearny Financial Corp. Directors Consultation and Retirement Plan, as amended and restated


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       KEARNY FINANCIAL CORP.


Date: August 4, 2005         By:      /s/ Albert E. Gossweiler
                                       ------------------------------------
                                       Albert E. Gossweiler
                                       Senior Vice President
                                       and Chief Financial Officer